ELFUN FUNDS

Supplement Dated September 26, 2006

To Prospectus Dated April 30, 2006

The following paragraph supplements the section entitled “How to Invest – Opening an Account and Investing by Mail” on page 42 of the prospectus:

“Residency Requirement: In order to be eligible to open an account with the Funds, an investor must be a legal resident of the United States (including the U.S. Virgin Islands and Puerto Rico), unless otherwise approved by the Distributor.”

Please retain this supplement for future reference